AVANT DIAGNOSTICS

Avant Diagnostics' mission is to enhance outcomes for patients suffering from cancer and neurological conditions by speeding the time to accurate diagnosis and providing personalized solutions to improve outcomes

www.avantdiagnostics.com

Ticker: AVDX

July 2017 Investor Presentation

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

AVANT DIAGNOSTICS

Executive Team

Phillippe Goix, PhD MBA: CEO

Former CEO at Prism Health Diagnostics, Inc.
Former CEO at Singulex
Former CEO at Guava Technologies

Gerald Commissiong: Executive Director & Strategic Advisor

President & CEO, Amarantus Bioscience Holdings (AMBS)
Stanford University, Management Science & Engineering

Corinne Ramos, PhD, MBA: Product Manager, Theralink® Tumor Analysis

Project Scientist, University of California, San Diego
Researcher at NIH

Robust Pipeline of CLIA Diagnostics Assays: Cancer, Alzheimer's and Autoimmune


Program
Discovery
Preclinical
POC
CLIA Validation
Market
Theralink®
mTOR activation in ER+ Breast Cancer
Theralink®
Breast Cancer
Theralink®
Pancreatic cancer
Theralink®
Colorectal Cancer
Theralink®
Ovarian Cancer
LymPro™
Alzheimer's disease
OvaDx™
Ovarian Cancer Screening

AVANT DIAGNOSTICS

What is Theralink®?

Reverse Phase Protein Array-based technology platform the measures drivers of tumor growth

What TheraLink® Measures


Receptor Tyrosine Kinases
Cytoplasm
Pathway Activation
AKT
mTORC1
Mek1/2
AR
Nucleus
Tumor Growth
Angiogenesis
Proliferation
Proliferation

- Traditional proteomics (e.g., IHC) focuses on **cell-surface receptors**
- TheraLink® evaluates **24 intracellular (as well as cell-surface) signaling proteins** that are implicated in tumor growth
- These proteins, when present and active in a tumor, are **those most likely to be driving growth** of that tumor

AVANT DIAGNOSTICS

Theralink Commercial Strategy

- **Commercially Launch Theralink Platform**
  - Historical focus for Theralink has been Pharma services
    - **Over $10M+ in revenue over last 10 years generated from Big Pharma and Big Biotech**
    - Limited focus on commercialization, with partnered soft launch to KOLs in 2015 providing key reimbursement information that now provides the basis for renewed commercial activity
  - NEW FOCUS:
    - **Commercially Launch Theralink tests for oncologists to improve prescribing success**
      - **Strong negative predictive value to avoid costly/toxic treatments**
        - **mTOR status in estrogen receptor positive (ER+) breast cancer (BC) patients will be first launch**
    - Utilize sales channels created to 'up-sell' related products and services to cancer patients
      - 'Post-mTOR status' patient health monitoring with blood testing services
      - Separately, via cash pay, offer personalized wellness solutions
        - Neutraceuticals / Nutrition based upon blood data
    - Collect and mine data to develop strategies to improve outcomes

AVANT DIAGNOSTICS

Value Proposition & Reimbursement

TheraLink benefits multiple stakeholders

Code	Description	Reimbursement Rate[1]
81479	Unlisted Molecular Pathology Procedure	$728 - $1,820
88325	Pathology consult	$136 - $343
88380	Microdissection laser	$118 - $304
G0452	Molecular interpretation	$8 - $28

Total of $990 - $2,495

For Patients

- INDIVIDUALIZED drug regimen
- Reduce exposure to toxic treatments

For Oncologists

- Identifies appropriate treatment options
- Guides therapies for patients who develop resistance to treatment

For Insurers

- Reduces cost of ineffective therapies
- Enables channeling of savings to funding of effective therapies

For Pharma Companies

- Reduce clinical trial failures rates and cost
- Increase efficacy rates that can support premium pricing

AVANT DIAGNOSTICS

TheraLink® Snapshot

Phospho-proteomic testing to clinicians and pharmaceutical industry empowers decisions with better information

$10M+ historical revenue


Pharma Services:
Helping drug companies accelerate discovery and development of novel cancer treatments
Tumor
CLIA Testing
Providing actionable information on activity of key drug targets in oncology

Optimizing Re-Launch Strategy

30+ Customers, including 7 of Top 10 Pharma Companies by revenue

KOL physicians at leading academic centers for initial launch

AVANT DIAGNOSTICS

mTOR: Patented Reflex Test for ER+ Breast Cancer (BC)

Theralink drives reflex treatment decisions based on mTOR status in ER+ BC: Tamoxifen® vs. Affinitor®

The Theralink® mTOR assay is the only protein assay to measure mTOR pathway activitation

- 250,000 annual breast cancer (BC) diagnoses
- 2/3 of breast cancer patients are ER+
- Tamoxifen is standard treatment for ER+ BC
- Only 25-50% of BC patients are ER+ mTOR-
- Theralink mTOR assay measure mTOR status (+/-)
- Hormone therapies such as Tamoxifen are ineffective in treating ER+ mTOR+ BC patients
- mTOR inhibitors such as Affinitor are effective in treatment of ER+ mTOR+ BC patients
- Theralink is a vital reflex test in ER+ BC patients

Breast Cancer Res Treat (2013) 137:397–406
DOI 10.1007/s10549-012-2376-y

PRECLINICAL STUDY

Activation of Akt, mTOR, and the estrogen receptor as a signature to predict tamoxifen treatment benefit

Josefine Bostner · Elin Karlsson · Muneeswaran J. Pandiyan · Hanna Westman · Lambert Skoog · Tommy Fornander · Bo Nordenskjöld · Olle Stål

GENOMIC ANALYSIS CANNOT PREDICT mTOR PATHWAY ACTIVATION:

"FOR IDENTIFICATION OF COMPANION DIAGNOSTICS, THE FOCUS SHOULD SWITCH TO THE ANALYSIS OF ACTIVATED PROTEINS IN THE PI3K/AKT/MTOR PATHWAY"

Beelen *et al.* *Breast Cancer Research* 2014, **16**:R13
http://breast-cancer-research.com/content/16/1/R13

AVANT DIAGNOSTICS

mTOR: Intellectual Property

Issued Patent with Broad Protection in Cancer – mTOR part of all Theralink Assays

US Patent No. 8,628,931
Issued: 1/14/2014
Est. Exp: 1/13/2031
Licensed from GMRF

Issued Claim: 1. A method for predicting the response of a subject with cancer to a conventional chemotherapeutic agent, comprising measuring the phosphorylation state of at least one member of the mTORpathway, and/or of at least one member of an interconnected polypeptide pathway, in a cancer tissue or cancer cell sample from the subject, wherein the member of the interconnected polypeptide pathway (i) is from the Aktpathway, (ii) is from the IRS pathway, (iii) is pRb, and/or (iv) is a substrate of Akt, comparing the measured phosphorylation state to a baseline value to determine whether or not it is elevated, and concluding, if the phosphorylation state is elevated, that the subject is a non-responder to the conventional chemotherapeutic agent, or concluding, if the phosphorylation state is not elevated, that the subject is a responder to the conventional chemotherapeutic agent.
Foreign Equivalents: EP (withdrawn), JP, CN, CA

AVANT DIAGNOSTICS

Beyond mTOR: Theralink combines multiple pathway analyses to drive decisions

Theralink has great value in 'ruling-out' expensive toxic therapies that provide no benefit

Current treatments for breast cancer deliver modest benefits relative to costs

Regimen *from label*	***Trastuzamab*** *+paclitaxel*	***Pertuzumab*** *+docetaxel +trastuzumab*	***Everolimus*** *+exemestane*	***Lapatinib*** *+capecitabine*
Efficacy *(Change in PFS)*	**2 month increase**	**6 month increase**	**6 month[1] increase**	**5 month increase**
Safety *(key side effects)*	• Cardiomyopathy • Exacerbation of neutropenia	• Left-ventricular dysfunction • Embryo-fetal toxicity	• Hepatic impairment • Decreased wound healing • Renal failure	• Left-ventricular dysfunction • Hepatotoxicity • Cutaneous reactions
Annual Cost	**$40,000**	**$110,000**	**$100,000**	**$120,000**

TheraLink® matches patients to their optimal therapy based on individual biopsy results

[1] Her2-negative only. Other PFS figures resulted from trials in Her2-positive patients. Note: increase in efficacy was measured against placebo

AVANT DIAGNOSTICS

Potential Addressable Market

TheraLink® assays will serve an addressable market of nearly 800,000 U.S.



Incidence, United States Only
# of US Patients (000s)
900
800
700
600
500
400
300
200
100
0
~90K
~340K
~210K
~140K
~770K
Total
New Launches / Patient Populations:
• CRC (Stage IV*)
• Breast (Stage IV*)
•Ovarian (Stage IV*)
•Pancreatic (Stage IV*)
•NSCLC (Stage IV*)
•CRC (Stage I – III)
•Breast (Stage III)
•Ovarian (Stage I – III)
•Pancreatic (Stage I – III)
•NSCLC (Stage I – III)
•Breast (Stage II)
•Breast (Stage I)

Note: Epidemiology data is for US only

*Stage IV patient estimates include both newly diagnosed patients as well as those patients who have progressed from earlier stages (I – III) - Source: Decision Resources PatientBase

AVANT DIAGNOSTICS

Proprietary Assay Pipeline of Diagnostic Assets: Positioned in Key Markets

- **Diagnostic tests: High Value**
  - Theralink: personalized medicine that can improve cancer outcomes significantly
    - **1+ million various cancer cases diagnosed annually** at different stages needing treatment
    - Limited diagnostic effectiveness in certain niches due to NGS/IHC limitations that Theralink can address
  - Next Gen Sequencing (NGS) diagnostic test has high accuracy and good negative predictive value
    - **100,000+ annual MS evaluations** in US leading to chronic disease outcome requiring ongoing testing
- **Screening tests: High Volume**
  - LymPro: First-ever screening test for Alzheimer's focusing initially targeting cash pay customers
    - **Targeting Medicare population of 49 million people** in USA
    - High-risk population of wealthy 'at-risk' is initial marketing target: 1M+
  - OvaDx: Positioned as eventual replacement for CA-125 as a screening tool for Ovarian Cancer
    - Over **5,000,000 women undergo CA-125 annually in the US**

AVANT DIAGNOSTICS

Option Agreement with Genetic Health Solution (GHS)

- Adding scientifically-driven, blood biomarker-based functional medicine treatment paradigms to traditional pharmaceuticals will improve quality of life
  - ~90% of cancer patients consume neutraceutical products that interact with pharmaceutical treatment regimens and play a role in overall health
  - Consumers have little knowledge of their overall health status or how potential neutraceutical consumption impacts pharmaceutical treatment paradigms
    - Typically neutraceutical quality is unregulated and potentially harmful
  - GHS adding good science to neutraceutical selection by basing deisions of biomarker evidence
- By being able to make pharmaceutical and neutraceutical recommendations based on best-in-class biomarker data, we believe we will improve outcomes and quality of life for patients
  - Patients/physicans will be send blood samples for testing and will receive a tailored biomarker health report with neutraceutical recommendations
    - AVDX/GHS will white-label and sell the tailored neutraceuticals to ensure quality
    - Ongoing monitoring and neutraceutical delivery drive business model

AVANT DIAGNOSTICS

Investment Highlights

- Proprietary CLIA-based LDT diagnostic tests provide unique patient access
  - Theralink Cancer Assays ready to launch
    - mTOR activation in ER+ breast cancer
    - Breast Panel
    - Pancreatic Panel
    - Colorectal Panel
    - Ovarian Panel
- Building upon Theralink launch to offer added solutions to cancer to improve overall health and drive outcomes:
  - Management has proven track record in generating significant patient flow, revenues and profitability by selling non-proprietary blood testing services, a 2nd revenue vertical for the Company
  - Neutraceutical sales based upon blood biomarker testing adds a 3rd revenue vertical for the Company

AVANT DIAGNOSTICS

Contact Information

Philippe Goix – President & CEO
Avant Diagnostics, Inc.
217 Perry Parkway
Suite 8
Gaithersburg, MD 20877
website: http://www.avantdiagnostics.com
Email: PhilippeG@avantdiagnostics.com